UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2020, Senseonics Holdings, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 18, 2020. Of the 224,262,081 shares outstanding as of the record date, 170,356,790 shares, or 75.96%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Timothy T. Goodnow	62,330,470	6,822,546
Francine R. Kaufman	64,512,978	4,640,038

Broker Non-Votes: 101,203,774

All nominees were elected.

Proposal No. 2: Approval of the compensation paid to the Company’s Named Executive Officers, as described in the proxy statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of the compensation paid to the named executive officers	58,852,399	8,193,460	2,107,157

Broker Non-Votes: 101,203,774

Proposal No. 3: Approval of the preferred frequency of advisory votes on executive compensation. The votes were cast as follows:

	One Year	Two Years	Three Years	Abstained
Preferred frequency of advisory votes on executive compensation	65,726,219	603,547	1,549,798	1,273,452

Broker Non-Votes: 101,203,774

Consistent with the stockholder voting results above and the recommendation of the Board of Directors of the Company as disclosed in the Company’s proxy statement for the Annual Meeting, the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote or until the Board of Directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

Proposal No. 4: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	164,222,361	4,267,780	1,866,649

Proposal No. 5: Approval of the issuance of more than 20% of the Company’s outstanding common stock upon conversion of the First Lien Secured Notes, Second Lien Secured Notes and Warrants (each as defined in the Company’s proxy statement) issued in April 2020, as required by and in accordance with the NYSE American Rule 713. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of Proposal No. 5	64,971,918	3,230,362	950,736

Broker Non-Votes: 101,203,774

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2020	SENSEONICS HOLDINGS, INC.

By:	/s/ Nick B. Tressler
Name:	Nick B. Tressler
Title:	Chief Financial Officer